Exhibit-31.2 - Certification per Sarbanes-Oxley Act (Section 906)

APD ANTIQUITIES, INC.

SECTION 906 CERTIFICATIONS

The undersigned, Cindy Swank, President and Director, of APD Antiquities, Inc.

 (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the Annual Report on Form 10-KSB of the Company for the year ended

     December 31, 2006 (the "Report") fully complies with the requirements of

     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15

     U.S.C. 78m or 78o(d); and

(2)  the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the

     Company.

Dated:  March 13, 2007

                                           /s/ Cindy Swank

                                        ---------------------------

                                           Cindy Swank

                                           Chief Executive Officer

                                          (Principal Financial Officer)